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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 17, 1996

                        COMMISSION FILE NUMBER: 01-26824

                                TEGAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                      68-0370244
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                      Identification No.)


     2201 SOUTH MCDOWELL BLVD. P.O. BOX 6020 PETALUMA, CALIFORNIA 94955-6020
                    (Address of principal executive offices)


                         TELEPHONE NUMBER (707) 763-5600
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

KPMG Peat Marwick, LLP ("KPMG") has served as Tegal Corporation's (the "Company's") auditors and has advised the Company on federal, state and local tax matters. After an evaluation of services provided by a number of independent accounting firms including their specific experience in the semiconductor capital equipment industry, the Company's Board of Directors has decided to engage Price Waterhouse LLP as the Company's independent accountants.

(a)      Previous independent accountants

         (i) On December 17, 1996, the Company dismissed KPMG as its independent accountants.

         (ii) The reports of KPMG on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Company's Audit Committee and full Board of Directors participated in and approved the decision to change independent accountants.

         (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements of the Company for such years, except for the disagreement over auditing scope and procedure described below.

                  In June 1996, the Company's management disagreed with KPMG over an issue of auditing scope and procedure. KPMG asked the Company to confirm an accounts receivable balance which Company management felt did not need to be confirmed in the manner requested by KPMG. However, the Company subsequently did obtain the required confirmation. Nevertheless, the objection of Company management may be deemed a disagreement over audit scope and procedure as defined by SEC rules. The Company has subsequently received payment for substantially all of the invoice in question.

                  The Audit Committee met and discussed via teleconference the above described disagreement over audit scope and procedure with KPMG on August 5, 1996. The Company has authorized KPMG to respond fully to the inquiries of Price Waterhouse LLP, the Company's new independent accountants, concerning the disagreement summarized above.

         (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         (vi) The Company has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 17, 1996, is filed as Exhibit 16 to this Form 8-K.


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(b)      New independent accountants

         (i) The Company engaged Price Waterhouse LLP as its new independent accountants as of December 17, 1996. During the two most recent fiscal years and through the date of this report, the Company has not consulted with Price Waterhouse LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with KPMG (as described in Item 304 (a)(2) Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16 Letter from KPMG Peat Marwick, LLP to the Securities and Exchange commission dated December 17, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 18, 1996

                                    TEGAL CORPORATION
                                    (Registrant)

                                    /s/ David Curtis
                                    ---------------------
                                    David Curtis
                                    Vice President Finance and Administration
                                    Chief Financial Officer, Treasurer and
                                    Secretary (Principal Financial Officer)



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